EXHIBIT 10.2

SECURED PROMISSORY NOTE

October 28, 2010

     FOR VALUE RECEIVED, the undersigned, Raser Technologies, Inc., a Delaware limited liability company (“Borrower”), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of Evergreen Clean Energy, LLC, a Delaware limited liability company (“Lender”), 3rd Floor, Vintage Building #3, 4626 North 300 West, Provo, Utah 84604 the aggregate unpaid principal amount of all Loans (as hereafter defined) made by Lender to Borrower, together with accrued interest on such unpaid principal amount of such Loans outstanding from time to time, on June 30, 2011 or such earlier date on which a Thermo Closing occurs as contemplated in Section 5 of that certain Letter Agreement (the “Letter Agreement”) of even date herewith (the “Maturity Date”) among the Parties and Raser Power Systems, LLC (“RPS). Borrower and Lender are sometimes hereinafter collectively referred to as “Parties” and individually as a “Party”.

     1. One or more loans (each, a “Loan” and collectively, the “Loans”) may be advanced by Lender to Borrower, upon Borrower’s written request, under this Secured Promissory Note in amounts up to $2,500,000 (this “Note”), pursuant to the terms of the Letter Agreement. Borrower hereby authorizes Lender to record on the Schedule (or continuation thereof) annexed to this Note the date and amount of all Loans requested by, and made to, Borrower and all payments of principal amounts in respect of such Loans, which endorsements shall, absent manifest error, be conclusive evidence of the outstanding principal amount of all Loans; provided, however, that the failure by Lender to make, or any error in making, any such recordation with respect to any Loan or payment shall not limit or otherwise affect the obligations of Borrower under this Note.

     2. Principal and accrued interest on all Loans shall be payable to Lender on the Maturity Date. All payments on this Note shall be in lawful money of the United States of America in immediately available funds, shall be made without defense, set-off or counterclaim of any kind, and shall be applied to the payment of accrued interest before being applied to the payment of principal.

     3. Borrower also promises to pay interest on the unpaid principal amount of all Loans from time to time outstanding from the date hereof until paid in full, at the rate of twelve percent (12%) per annum or, with respect to any amounts not paid by Borrower to Lender by the Maturity Date, at the rate of eighteen percent (18%) per annum.

     4. If any action, suit or other proceeding is brought against Borrower to collect this Note, Lender or its permitted assignee hereof (the “Holder”) shall be entitled to recover from Borrower all court costs and reasonable expenses of collection and enforcement, including, without limitation, attorneys’ fees and disbursements.

     5. This Note and Borrower’s obligations hereunder are secured as provided in that certain Security Agreement and that certain Deed of Trust and Security Agreement (“Collateral Documents”) dated as of the date hereof between Lender and RPS.

     6. This Note may not be amended, modified or discharged, nor may any provision hereof be waived, orally, by course of dealing or otherwise, unless such amendment, modification, discharge or waiver shall be in writing and duly executed by the Holder. The non-exercise by the Holder of this Note of any right or remedy in any particular instance shall not constitute a waiver thereof in that or any other instance. If any provision of this Note is held to be invalid or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Note shall be unaffected thereby. This Note shall be binding upon, and shall inure to the benefit of Lender, Borrower, and their respective successors, and permitted assigns, as the case may be.

     7. Neither Party may assign its rights or obligations under this Note without the written consent of the other Party, which consent may be withheld in the sole discretion of such other Party; provided, that Lender may assign this Note and its rights hereunder to any affiliate of Lender. Borrower hereby waives presentment, demand, protest, and notice of protest of this Note. This Note may be prepaid in whole or in part, without premium or penalty, without the consent of the Holder.

     8. Any notices required or authorized by this Note shall be in writing and delivered by recognized overnight courier to the receiving Party at the address for such Party set forth on the signature page hereto. Such notices shall be effective one (1) business day after dispatch.

9. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES

HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAW OF THE STATE OF UTAH (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF UTAH OR OF THE UNITED STATES FOR THE DISTRICT OF UTAH, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE COMPANY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS NOTE BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER THE COMPANY. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

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RASER TECHNOLOGIES, INC.

By: _/s/ Nicholas Goodman_____________
Name: Nicholas Goodman Title: CEO

Addresses for Notice: Raser Technologies, Inc. 5152 N. Edgewood Drive, Suite 200 Provo, Utah 84604 Telephone: 801-765-1200 Attention: Nick Goodman

Evergreen Clean Energy, LLC 3rd Floor, Vintage Building No. 3 4626 North 300 West Provo, Utah 84604 Telephone: 801-404-3943

Attention: Dean Rostrom and Mark Burdge

SCHEDULE TO SECURED PROMISSORY NOTE DATED AS OF OCTOBER 28, 2010 OF

RASER TECHNOLOGIES, INC.

DATE	AMOUNT	AMOUNT OF	UNPAID	NAME OF
	OF LOAN	PRINCIPAL	PRINCIPAL	PERSON
		REPAID	BALANCE OF	MAKING
			NOTE	NOTATION

10/28/2010	$1,200,000	--	$1,200,000	Dean Rostrom